Exhibit 10.4.5

AMENDMENT NO. 1

TO THE

UNIFIED WESTERN GROCERS, INC.

EXECUTIVE SALARY PROTECTION PLAN II

Unified Western Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of December 31, 2004, as follows:

1. Article 1 of the Plan is amended and restated to read as follows:

“This Plan is designed to provide retirement benefits for certain eligible Employees and their beneficiaries. The Plan is intended to be a “top hat” plan providing benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA. The Company froze this Plan effective as of December 31, 2004 (the “Freeze Date”), and established a new plan, the Unified Western Grocers, Inc. Executive Salary Protection Plan III (“Plan III”), effective as of January 1, 2005. A Participant’s frozen Supplemental Retirement Benefit under this Plan shall be calculated in accordance with Section 1.409A-6(a)(3)(i) of the Final Treasury Regulations.”

2. The definition of “Compensation” under Article 2 of the Plan is hereby amended by adding a new subsection (c) at the end to read as follows:

“(c) Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, a Participant’s Compensation shall be calculated as of the Freeze Date.”

3. The definition of “Final Average Pay” under Article 2 of the Plan is hereby amended by adding at the end a new sentence to read as follows:

“Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, a Participant’s Final Average Pay shall be calculated as of the Freeze Date.”

4. The definition of “Final Pay” under Article 2 of the Plan is hereby amended by adding at the end a new sentence to read as follows:

“Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, a Participant’s Final Pay shall be calculated as of the Freeze Date.”

5. The definition of “Normal Retirement Benefit” under Article 2 of the Plan is hereby amended by adding at the end a new sentence to read as follows:

“Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, a Participant’s Normal Retirement Benefit shall be calculated as of the Freeze Date.”

6. The definition of “Supplemental Retirement Benefit” under Article 2 of the Plan is hereby amended by adding at the end a new sentence to read as follows:

“Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, a Participant’s Supplemental Retirement Benefit will be determined as of the Freeze Date and in accordance with Section 1.409A-6(a)(3)(i) of the Final Treasury Regulations.”

7. The definition of “Vesting Percentage” under Article 2 of the Plan is hereby amended by adding a new subsection (d) at the end to read as follows:

“(d) Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, a Participant’s Vesting Percentage will be determined as of the Freeze Date.”

8. The definition of “Year of Service” under Article 2 of the Plan is hereby amended by adding a new subsection (d) at the end to read as follows:

“(d) Effective as of the Freeze Date, benefit accruals under this Plan shall cease, and accordingly, (i) a Participant’s Years of Service for purposes of determining such Participant ‘s Supplemental Retirement Benefit and Vesting Percentage shall be calculated as of the Freeze Date, and (ii) a Participant’s Years of Service after the Freeze Date shall not be recognized for any purpose.”

IN WITNESS WHEREOF, the Company, by its duly authorized officers, have executed this Amendment effective as of December 31, 2004.

UNIFIED WESTERN GROCERS, INC

Dated: October 19, 2007	By:	/s/ Robert M. Ling Jr.
Robert M. Ling, Jr.
Executive Vice President & General Counsel

Dated: October 19, 2007	By:	/s/ Richard J. Martin
Richard J. Martin
Executive Vice President & Chief Financial Officer